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                                                                               .
                                                                      EXHIBIT 21




                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
Alpina GB Limited                                  England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Aston Green Limited                                 England & Wales     Aston Green Audi (Slough)
                                                                        Mayfair Audi
                                                                        Guildford Audi
                                                                        West London Audi
                                                                        Reading Audi
------------------------------------------------ ---------------------- ----------------------------------------------
Atlantic Auto Funding Corporation                         DE
------------------------------------------------ ---------------------- ----------------------------------------------
Atlantic Auto Second Funding Corporation                  DE
------------------------------------------------ ---------------------- ----------------------------------------------
Atlantic Auto Third Funding Corporation                   DE
------------------------------------------------ ---------------------- ----------------------------------------------
Auto Mall Payroll Services, Inc.                          FL
------------------------------------------------ ---------------------- ----------------------------------------------
Boostmicro Limited                                  England & Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Brett Morgan Chevrolet-Geo, Inc.                          DE            Landers Chevrolet
------------------------------------------------ ---------------------- ----------------------------------------------
Central Ford Center, Inc.                                 AR            Landers Ford
------------------------------------------------ ---------------------- ----------------------------------------------
CJNS, LLC                                                 DE            Jaguar North Scottsdale and Aston Martin
                                                                        North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Auto Group, Inc.                                  NJ            BMW of Turnersville and Chevrolet of
                                                                        Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Enterprises, LLC                                  DE            Acura of Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Imports, Inc.                                     NJ            Toyota -- Scion of Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Management Company, Inc.                          NJ
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Motor Sales, LLC                                  DE            Honda of Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Nissan of Turnersville, LLC                       DE            Nissan of Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
Classic Turnersville, Inc.                                NJ            Hyundai of Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
County Auto Group Partnership                             NJ
------------------------------------------------ ---------------------- ----------------------------------------------
Covington Pike Dodge, Inc.                                DE            Covington Pike Dodge
------------------------------------------------ ---------------------- ----------------------------------------------
Cruickshank Motors Limited                         England and Wales    Mercedes-Benz of Bristol
                                                                        Mercedes-Benz of Weston-Super-Mare
                                                                        Mercedes-Benz of Newbury (& smart)
                                                                        Mercedes-Benz/smart of Bristol (Cribbs
                                                                        Causeway)
                                                                        Mercedes-Benz/smart of Swindon
                                                                        Mercedes-Benz of Bath
                                                                        Mercedes-Benz of Cheltenham and Gloucester
                                                                        Kings Cheltenham & Gloucester
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
                                                                        (Chrysler Jeep)
------------------------------------------------ ---------------------- ----------------------------------------------
D. Young Chevrolet, LLC                                   DE            Penske Chevrolet
------------------------------------------------ ---------------------- ----------------------------------------------
Dan Young Chevrolet, Inc.                                 IN
------------------------------------------------ ---------------------- ----------------------------------------------
Dan Young Motors, LLC                                     DE            Penske Honda
------------------------------------------------ ---------------------- ----------------------------------------------
Danbury Auto Partnership                                  CT            Fair Honda
------------------------------------------------ ---------------------- ----------------------------------------------
DiFeo Chrysler Plymouth Jeep Eagle Partnership            NJ
------------------------------------------------ ---------------------- ----------------------------------------------
DiFeo Hyundai Partnership                                 NJ            Hudson Hyundai
------------------------------------------------ ---------------------- ----------------------------------------------
DiFeo Leasing Partnership                                 NJ
------------------------------------------------ ---------------------- ----------------------------------------------
DiFeo Nissan Partnership                                  NJ            Hudson Nissan
------------------------------------------------ ---------------------- ----------------------------------------------
DiFeo Partnership, Inc.                                   DE
------------------------------------------------ ---------------------- ----------------------------------------------
DiFeo Tenafly Partnership                                 NJ            DiFeo BMW
------------------------------------------------ ---------------------- ----------------------------------------------
Donald Healey Motor Company Limited                England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Europa Auto Imports, Inc.                                 CA            Mercedes-Benz of San Diego (& Maybach)
------------------------------------------------ ---------------------- ----------------------------------------------
Florida Chrysler-Plymouth, Inc.                           FL
------------------------------------------------ ---------------------- ----------------------------------------------
FRN of Tulsa, LLC                                         DE            United Ford South, United Ford Broken Arrow,
                                                                        United Ford North and Lincoln Mercury Jaguar
                                                                        of Tulsa
------------------------------------------------ ---------------------- ----------------------------------------------
Gene Reed Chevrolet, Inc.                                 SC            Chevrolet of North Charleston
------------------------------------------------ ---------------------- ----------------------------------------------
GMG Motors, Inc                                           CA            BMW of San Diego
------------------------------------------------ ---------------------- ----------------------------------------------
Goodman Leeds Limited                              England and Wales    Bradford Audi
                                                                        Vantage VW (Leeds)
                                                                        Wakefield Audi
                                                                        Leeds Audi
                                                                        Harrogate Audi
------------------------------------------------ ---------------------- ----------------------------------------------
Goodson North, LLC                                        DE            Goodson Honda North
------------------------------------------------ ---------------------- ----------------------------------------------
Goodson Pontiac GMC, LLC                                  DE
------------------------------------------------ ---------------------- ----------------------------------------------
Guy Salmon Highgate Limited                        England and Wales    Guy Salmon Land Rover Stockport
------------------------------------------------ ---------------------- ----------------------------------------------
Guy Salmon Honda Limited                           England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Guy Salmon Jaguar Limited                          England and Wales    Guy Salmon Jaguar Thames Ditton
                                                                        Guy Salmon Land Rover Thames Ditton
                                                                        Tollbar Twickenham (Volvo)
------------------------------------------------ ---------------------- ----------------------------------------------
Goodson Spring Branch, LLC                                DE            Goodson Honda West
------------------------------------------------ ---------------------- ----------------------------------------------
Graypaul Motors Limited                            England and Wales    Graypaul Edinburgh (Ferrari/Maserati)
                                                                        Graypaul Nottingham (Ferrari/Maserati)
------------------------------------------------ ---------------------- ----------------------------------------------
Hallamshire Motor Company                             England and       Guy Salmon Land Rover Sheffield
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
Limited                                                  Wales          Guy Salmon Land Rover Leeds
                                                                        Guy Salmon Land Rover Wakefield
------------------------------------------------ ---------------------- ----------------------------------------------
HBL, LLC                                                  DE            Aston Martin Tysons, Audi of Tysons Corner,
                                                                        Mercedes-Benz of Tysons Corner (& Maybach),
                                                                        Porsche of Tysons Corner and Tysons Corner
                                                                        Collision Center
------------------------------------------------ ---------------------- ----------------------------------------------
HT Automotive, Ltd.                                       DE            Tempe Honda
------------------------------------------------ ---------------------- ----------------------------------------------
Hudson Motors Partnership                                 NJ            Hudson Toyota-Scion
------------------------------------------------ ---------------------- ----------------------------------------------
Hughenden Motor Company Limited                    England and Wales    Sytner High Wycombe (BMW)
------------------------------------------------ ---------------------- ----------------------------------------------
JS Imports, Inc                                           FL            Palm Beach Mazda
------------------------------------------------ ---------------------- ----------------------------------------------
Kings Motors Limited                               England and Wales    Kings Liverpool (Chrysler Jeep)
                                                                        Kings Stockport (Chrysler Jeep)
------------------------------------------------ ---------------------- ----------------------------------------------
KMPB, LLC                                                 DE
------------------------------------------------ ---------------------- ----------------------------------------------
KMT / UAG, Inc.                                           CA            Kearny Mesa Toyota-Scion
------------------------------------------------ ---------------------- ----------------------------------------------
Landers Auto Sales, LLC                                   AR            Landers Chrysler Jeep Dodge
------------------------------------------------ ---------------------- ----------------------------------------------
Landers Buick -- Pontiac, Inc.                            AR            Landers Buick Pontiac GMC Truck Hummer
------------------------------------------------ ---------------------- ----------------------------------------------
Landers Ford North, Inc.                                  AR            Landers Ford North
------------------------------------------------ ---------------------- ----------------------------------------------
Landers Ford, Inc.                                        DE            Landers Ford of Memphis
------------------------------------------------ ---------------------- ----------------------------------------------
Landers Nissan, LLC                                       DE            Landers Nissan
------------------------------------------------ ---------------------- ----------------------------------------------
Landers United Auto Group No. 2, Inc.                     AR
------------------------------------------------ ---------------------- ----------------------------------------------
Late Acquisition I, LLC                                   DE
------------------------------------------------ ---------------------- ----------------------------------------------
Late Acquisition II, LLC                                  DE
------------------------------------------------ ---------------------- ----------------------------------------------
LMNS, LLC                                                 DE            Lincoln Mercury North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
LRP, Ltd.                                                 AZ            Land Rover North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
Michael Chevrolet-Oldsmobile, Inc.                        SC            Michael Chevrolet
------------------------------------------------ ---------------------- ----------------------------------------------
Motorcars Acquisition II, LLC                             DE            Mercedes-Benz of North Olmsted
------------------------------------------------ ---------------------- ----------------------------------------------
Motorcars Acquisition III, LLC                            DE            Infiniti of Bedford and Infiniti of North
                                                                         Olmsted
------------------------------------------------ ---------------------- ----------------------------------------------
Motorcars Acquisition IV, LLC                             DE            Toyota-Scion of Bedford
------------------------------------------------ ---------------------- ----------------------------------------------
Motorcars Acquisition V, LLC                              DE            Maserati of Cleveland
------------------------------------------------ ---------------------- ----------------------------------------------
Motorcars Acquisition VI, LLC                             DE
------------------------------------------------ ---------------------- ----------------------------------------------
Motorcars Acquisition, LLC                                DE            Mercedes-Benz of Bedford
------------------------------------------------ ---------------------- ----------------------------------------------
National City Ford, Inc.                                  DE
------------------------------------------------ ---------------------- ----------------------------------------------
Nissan of North Olmsted, LLC                              DE            Nissan of North Olmsted
------------------------------------------------ ---------------------- ----------------------------------------------
OCT Partnership                                           NJ            Gateway Toyota-Scion
------------------------------------------------ ---------------------- ----------------------------------------------
Oxford Mazda Limited                               England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Palm Auto Plaza, Inc.                                     FL            Palm Beach Toyota-Scion
------------------------------------------------ ---------------------- ----------------------------------------------
Peachtree Nissan, Inc                                     GA            Peachtree Nissan
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
Pearlshadow Limited                                England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Pioneer Ford Sales, Inc.                                  AZ            Pioneer Ford and Pioneer Ford West
------------------------------------------------ ---------------------- ----------------------------------------------
PMRC, LLC                                                 DE            Penske Racing Museum
------------------------------------------------ ---------------------- ----------------------------------------------
Prophets Garage Limited                            England and Wales    Sytner Solihull (BMW/MINI)
------------------------------------------------ ---------------------- ----------------------------------------------
Prophets (Gerrards Cross) Limited                  England and Wales    Sytner Gerrards Cross (BMW/MINI)
------------------------------------------------ ---------------------- ----------------------------------------------
Rectory Road Ltd                                    England & Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Reed-Lallier Chevrolet, Inc.                              NC            Reed-Lallier Chevrolet
------------------------------------------------ ---------------------- ----------------------------------------------
Relentless Pursuit Enterprises, Inc.                      CA            Lexus Kearny Mesa
------------------------------------------------ ---------------------- ----------------------------------------------
Riding Garages Limited                             England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
R Stratton (Knutsford) Limited                     England and Wales    Guy Salmon Land Rover Knutsford
------------------------------------------------ ---------------------- ----------------------------------------------
R Stratton Limited                                 England and Wales    Bentley Birmingham
                                                                        Bentley Edinburgh
                                                                        Bentley Manchester
                                                                        Sytner Rolls Royce Motor Cars
------------------------------------------------ ---------------------- ----------------------------------------------
SA Automotive, Ltd.                                       AZ            Acura North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
Sandridge Limited                                  England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
SAU Automotive, Ltd.                                      AZ            Scottsdale Audi, and Scottsdale Paint & Body
------------------------------------------------ ---------------------- ----------------------------------------------
Scottsdale Ferrari, LLC                                   AZ            Scottsdale Ferrari Maserati
------------------------------------------------ ---------------------- ----------------------------------------------
Scottsdale Jaguar, Ltd.                                   AZ            Jaguar Scottsdale, Land Rover Scottsdale,
                                                                        Rolls Royce Motorcars Scottsdale and Bentley
                                                                        Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
Scottsdale Management Group, Ltd.                         AZ
------------------------------------------------ ---------------------- ----------------------------------------------
Shannon Automotive, Ltd.                                  TX
------------------------------------------------ ---------------------- ----------------------------------------------
Shires (Coventry) Limited                          England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sigma Motors, Inc.                                        AZ            Mercedes-Benz of Chandler
------------------------------------------------ ---------------------- ----------------------------------------------
SK Motors, Ltd.                                           AZ            Porsche North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
SL Automotive, Ltd.                                       AZ            Scottsdale Lexus
------------------------------------------------ ---------------------- ----------------------------------------------
Somerset Motors Partnership                               NJ            DiFeo Lexus
------------------------------------------------ ---------------------- ----------------------------------------------
Somerset Motors, Inc.                                     NJ
------------------------------------------------ ---------------------- ----------------------------------------------
Sun Motors, Ltd.                                          AZ            BMW North Scottsdale and Mini North
                                                                        Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Cars Limited                                 England & Wales     Porsche Centre Edinburgh
                                                                        Porsche Centre Glasgow
                                                                        Porsche Centre Mid-Sussex
                                                                        Porsche Centre Silverstone
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner City Limited                                England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner.com Limited                                 England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Direct Limited                              England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Equals Prestige Cars Limited                England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Finance Limited                             England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Group Limited                               England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Holdings Limited                            England and Wales    Guy Salmon Jaguar Coventry
                                                                        Guy Salmon Jaguar Northampton
                                                                        Guy Salmon Jaguar Oxford
                                                                        Guy Salmon Land Rover Coventry
                                                                        Oxford Saab
                                                                        Varsity (Chrysler Jeep)
                                                                        Lexus Cardiff
                                                                        Lexus Birmingham
                                                                        Lexus Bristol
                                                                        Lexus Leicester
                                                                        Lexus Oxford
                                                                        Tollbar Coventry (Volvo)
                                                                        Tollbar Warwick (Volvo)
                                                                        Toyota World (Bristol Central)
                                                                        Toyota World Cardiff
                                                                        Toyota World Bridgend
                                                                        Toyota World Bristol North
                                                                        Toyota World Weston-Super-Mare)
                                                                        Toyota World Newport
                                                                        Toyota World (Birmingham)
                                                                        Toyota World Tamworth
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner of Leicester Limited                        England and Wales    Sytner Leicester (BMW/MINI)
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Limited                                     England and Wales    Sytner Nottingham (BMW/MINI)
                                                                        Sytner City (BMW/MINI)
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner London Limited                              England and Wales    Sytner Chigwell (BMW/MINI)
                                                                        Sytner Harold Wood (BMW/MINI)
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner of Nottingham Limited                       England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Online Limited                              England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Properties (Grove Park) Limited             England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Properties (Harold Wood) Limited            England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Properties Limited                          England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Properties (Riverside) Limited              England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Sytner Sheffield Limited                           England and Wales    Sytner Sheffield (BMW/MINI)
------------------------------------------------ ---------------------- ----------------------------------------------
Tamsen GmbH                                             Germany
------------------------------------------------ ---------------------- ----------------------------------------------
The New Graceland Dodge, Inc.                             TN            Landers Dodge
------------------------------------------------ ---------------------- ----------------------------------------------
Toyota World Limited                               England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
Tri-City Leasing, Inc.                                    CA
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Atlanta H1, LLC                                       DE            Honda Mall of Georgia
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Atlanta IV Motors, Inc.                               GA            United BMW of Gwinnett, United BMW of
                                                                        Roswell and United Collision
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Capitol, Inc.                                         DE            Capitol Honda
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Carolina, Inc.                                        DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Central Florida Motors, LLC                           DE            Kissimmee Motors
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Central NJ, LLC                                       DE            Ferrari Maserati of Central New Jersey
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Cerritos, LLC                                         DE            Cerritos Pontiac Buick GMC Hummer
------------------------------------------------ ---------------------- ----------------------------------------------
UAG CHCC, Inc.                                            NJ
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Chevrolet, Inc.                                       NJ
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Citrus Motors, LLC                                    DE            Citrus Motors
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Classic, Inc.                                         DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Clovis, Inc.                                          DE            Honda North
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Connecticut I, LLC                                    DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Connecticut, LLC                                      DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Duluth, Inc.                                          TX            Atlanta Toyota-Scion
------------------------------------------------ ---------------------- ----------------------------------------------
UAG East, Inc.                                            DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Fairfield CA, LLC                                     DE            Audi of Fairfield
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Fairfield CM, LLC                                     DE            Mercedes-Benz of Fairfield and Fairfield
                                                                        Motor Cars Collision Center
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Fairfield CP, LLC                                     DE            Porsche of Fairfield
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Fayetteville I, LLC                                   DE            Landers Chevrolet  North Hummer
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Fayetteville II, LLC                                  DE            Landers Honda North
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Fayetteville III, LLC                                 DE            Landers Acura North
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Finance Company, Inc.                                 DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG GD, Ltd.                                              TX
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Germany GmbH                                        Germany
------------------------------------------------ ---------------------- ----------------------------------------------
UAG GN, Ltd.                                              TX
------------------------------------------------ ---------------------- ----------------------------------------------
UAG GP, Ltd.                                              TX
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Graceland II, Inc.                                    DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG GW, Ltd.                                              TX
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Holdings de Mexico, S. de R.L. de C.V.              Mexico
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Holdings do Brasil, Ltda                            Brazil          Andre Ribeiro Chevrolet
                                                                        Andre Ribeiro Honda
                                                                        Andre Ribeiro Toyota Lexus
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Houston Acquisition, Ltd.                             TX
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Hudson, Inc.                                          NJ
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Indianapolis, LLC                                     IN
------------------------------------------------ ---------------------- ----------------------------------------------
UAG International Holdings, Inc.                          DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Kissimmee Motors, Inc.                                DE            Central Florida Toyota-Scion
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Landers Springdale, LLC                               DE            Landers Toyota-Scion North
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Los Gatos, Inc.                                       DE            Los Gatos Acura
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Marin, Inc.                                           DE            Marin Honda
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Memphis II, Inc.                                      DE            Covington Pike Toyota -- Scion
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Memphis IV, Inc.                                      DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Memphis V, Inc.                                       DE            Landers Auto Body
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Mentor Acquisition, LLC                               DE            Honda of Mentor
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan Cadillac, LLC                                DE            Rinke Cadillac
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan H1, LLC                                      DE            Honda Bloomfield
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan H2, LLC                                      DE            Hyundai of Waterford and Waterford Collision
                                                                        Center
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan Holdings, Inc.                               DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan Pontiac-GMC, LLC                             DE            Rinke Pontiac-GMC
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan T1, LLC                                      DE            Rinke Toyota -- Scion
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Michigan TMV, LLC                                     DE            Toyota -- Scion of Bloomfield
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Nanuet I, LLC                                         DE            Mercedes-Benz of Nanuet
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Nanuet II, LLC                                        DE            Honda of Nanuet
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Nevada Land, LLC                                      DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Northeast Body Shop, Inc.                             DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Northeast, LLC                                        DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG of Goldsboro, Inc.                                    DE            Chevrolet Cadillac of Goldsboro
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Oldsmobile of Indiana, LLC                            IN
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Phoenix VC, LLC                                       DE            Volvo North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Realty, LLC                                           DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Royal Palm, LLC                                       DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Southeast, Inc.                                       DE
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Spring, LLC                                           DE            Goodson Chrysler Jeep Dodge North
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Sunnyvale, Inc.                                       DE            Sunnyvale Acura
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Texas II, Inc.                                        DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Texas, LLC                                            DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Torrance, Inc.                                        DE            Penske Cadillac Hummer South Bay
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Tulsa Holdings, LLC                                   DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Tulsa VC, LLC                                         DE            Lincoln Mercury of Tulsa, Maserati of Tulsa
                                                                        and Volvo of Tulsa
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Turnersville Motors, LLC                              DE            Maserati of Turnersville
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Turnersville Realty, LLC                              DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG UK Holdings Limited                            England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
UAG VK, LLC                                               DE            Volkswagen North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay AM, LLC                                      DE            AutoMax, Inskip Certified Pre-Owned and
                                                                        Inskip Collision Center
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay FM, LLC                                      DE            Maserati of Warwick
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IA, LLC                                      DE            Inskip Acura
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IAU, LLC                                     DE            Inskip Audi
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IB, LLC                                      DE            Bentley Providence
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay II, LLC                                      DE            Inskip Infiniti
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IL, LLC                                      DE            Inskip Lexus
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IN, LLC                                      DE            Inskip Nissan
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IM, LLC                                      DE            Inskip Autocenter (Mercedes-Benz)
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IP, LLC                                      DE            Inskip Porsche
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IV, LLC                                      DE            Inskip Volvo
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West Bay IW, LLC                                      DE            Inskip BMW
------------------------------------------------ ---------------------- ----------------------------------------------
UAG West, LLC                                             DE            Scottsdale 101 Auto Collection
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Young Automotive Group, LLC                           DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG Young II, Inc.                                        DE
------------------------------------------------ ---------------------- ----------------------------------------------
UAG-Caribbean, Inc.                                       DE
------------------------------------------------ ---------------------- ----------------------------------------------
United Auto do Brasil, Ltda                             Brazil
------------------------------------------------ ---------------------- ----------------------------------------------
UnitedAuto Dodge of Shreveport, Inc.                      DE
------------------------------------------------ ---------------------- ----------------------------------------------
United Auto Group, Inc.                                   DE
------------------------------------------------ ---------------------- ----------------------------------------------
UnitedAuto Group UK Limited                        England and Wales    Mercedes-Benz/smart of Milton Keynes
                                                                        Mercedes-Benz of Kettering
                                                                        Mercedes-Benz of Northampton
                                                                        Mercedes-Benz of Bedford
------------------------------------------------ ---------------------- ----------------------------------------------
United Auto Licensing, LLC                                DE
------------------------------------------------ ---------------------- ----------------------------------------------
United AutoCare Products, LLC                             DE
------------------------------------------------ ---------------------- ----------------------------------------------
United Auto Scottsdale Property                           DE
------------------------------------------------ ---------------------- ----------------------------------------------



                  SUBSIDIARY                        JURISDICTION OF                 ASSUMED NAME (D/B/A)
                                                       FORMATION
------------------------------------------------ ---------------------- ----------------------------------------------
Holdings, LLC
------------------------------------------------ ---------------------- ----------------------------------------------
United Nissan, Inc.                                       TN
------------------------------------------------ ---------------------- ----------------------------------------------
United Nissan, Inc.                                       GA            United Nissan
------------------------------------------------ ---------------------- ----------------------------------------------
United Ranch Automotive, LLC                              DE            Audi North Scottsdale
------------------------------------------------ ---------------------- ----------------------------------------------
UnitedAuto Fifth Funding Inc.                             DE
------------------------------------------------ ---------------------- ----------------------------------------------
UnitedAuto Finance Inc.                                   DE
------------------------------------------------ ---------------------- ----------------------------------------------
UnitedAuto Fourth Funding Inc.                            DE
------------------------------------------------ ---------------------- ----------------------------------------------
West Palm Auto Mall, Inc.                                 FL
------------------------------------------------ ---------------------- ----------------------------------------------
West Palm Nissan, Inc.                                    FL            Palm Nissan
------------------------------------------------ ---------------------- ----------------------------------------------
Westbury Superstore, Ltd.                                 NY            Westbury Toyota -- Scion
------------------------------------------------ ---------------------- ----------------------------------------------
Woodcote Properties Limited                        England and Wales
------------------------------------------------ ---------------------- ----------------------------------------------
WTA Motors, Ltd.                                          TX            BMW of Austin
------------------------------------------------ ---------------------- ----------------------------------------------
Yarnolds of Stratford Limited                      England and Wales    Guy Salmon Jaguar Stratford Upon Avon
                                                                        Guy Salmon Land Rover Stratford upon Avon
------------------------------------------------ ---------------------- ----------------------------------------------
Young Automotive Holdings, LLC                            DE
------------------------------------------------ ---------------------- ----------------------------------------------
Young Management Group, Inc.                              IN
------------------------------------------------ ---------------------- ----------------------------------------------